UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

—————————
FORM N-CSR
—————————

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.
(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051
(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051
(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER,
INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  October 31

DATE OF REPORTING PERIOD:  October 31, 2009

The Japan Equity Fund, Inc.

Item 1.  Reports to Stockholders.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company.  The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”).  The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan.  Daiwa SB Investments (U.S.A.) Ltd. is the Fund’s Investment Manager.  Daiwa SB Investments Ltd. is the Fund’s Investment Adviser.  The Fund implements an “active” portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Shareholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”).  The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE trading symbol is “JEQ”.  The Fund’s daily NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020.  Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings.  The Fund has also placed its Fund governance documents on its website under the section titled “Information” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted on the next page.  All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.  Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website.  The Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2009.

The Japan Equity Fund, Inc.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com.  Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s chief executive officer has certified to the NYSE that, as of June 1, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards.  The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares.  The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent.  A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan?  If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent.  However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf.  If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan?  If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent.  If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution.  If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions.  The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested?  If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price.  If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price.  If the

The Japan Equity Fund, Inc.

dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature?  The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent.  You may invest any amount from $100 to $5,000 semi-annually.  The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year.  Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date.  The Plan Agent will return any cash payments received more than thirty days prior to the purchase date.  You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate?  There are no Plan charges or brokerage charges for shares issued directly by the Fund.  However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications?  The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions.  In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker.  Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Japan Equity Fund, Inc.

Shareholder Letter (unaudited)

November 19, 2009

Dear Shareholders:

It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2009.

For the year ended October 31, 2009, the TOPIX returned 5.42% in JPY terms.  The Tokyo market plummeted at the beginning of the period, as the financial crisis worsened and deep-rooted concerns over a global recession led to the paralysis of economic activity throughout Japan.  In tandem with other markets around the world, the Tokyo market bottomed out during this period, as market participants braced themselves for a coming economic crisis.  However, after bottoming out, the global markets experienced a dramatic turnaround, fuelled on the one hand by the aggressive monetary easing policies and fiscal stimulus programs of the world’s major governments and, on the other, by the hopes of additional fiscal stimuli to come.  Sharp rallies in the commodities and emerging equity markets have played a major role in lifting the global markets.  China quickly returned to high-growth levels, thanks in part to the unprecedented fiscal stimulus measures that helped maintain the country’s voracious demand for commodities, which led to the aforementioned rally.  Although the Tokyo market experienced a small dip during the run up to the April-June quarterly earnings announcements in July, the rally soon resumed once market participants got some relief in the form of results and forecasts that were less bleak than expected, and optimism that the worst is behind us has finally gained a strong foothold.  Under such benign circumstances, the TOPIX, a broad gauge of the Japanese market, reached its 52-week high at the end of August.  Since then, however, the Tokyo market has underperformed most of the world’s other developed countries, not to mention the thriving emerging markets.  The Tokyo market was relatively sluggish during the final months of September and October, and closed the period well below its yearly high.

The glaring underperformance of the Tokyo market in recent months was driven by two Japan-specific events, a strengthening yen (“JPY”) and the newly-elected Democratic Party of Japan (“DPJ”) cabinet.

•  Strong yen

The movement of the yen over the past year has been quite mysterious.  During the first half of the year, the JPY was viewed as a contrarian indicator of investors’ risk-taking appetites, wherein a weaker yen signified a greater appetite for risk, and vice versa.  Hence, the JPY weakened during the spring, as riskier asset classes across the globe recovered sharply.  However, in the second half of the year, the JPY strengthened considerably, particularly against the U.S. dollar, despite the fact that the global equity markets continued to enjoy remarkable rallies.  Pundits cited the cause as “growth in U.S. dollar carry trades”, in which market participants invest in risky assets using U.S. dollars borrowed at near-zero percent interest rates thanks to the Federal Reserve Bank’s ultra-easy monetary policy.  Whether or not we believe this rationale, the rising yen is by no means favorable to the Tokyo market, as the latter is in large measure driven by export-dependent manufacturing companies.  The difference between the USD based performance (12.55%) and the JPY based performance (6.43%) of 6.12% can be largely attributed to the currency effect or more specifically the appreciation of the JPY.

The Japan Equity Fund, Inc.

•  The DPJ government

The victory of the DPJ in the recent general elections was a remarkable event in the post-war history of Japanese politics, as the Liberal Democratic Party (LDP) has dominated the landscape for much of the past sixty years.  While it may be premature to determine the ultimate outcome of recently implemented DPJ policies, some market participants are concerned about their social democratic orientation, which seems incompatible with a market-oriented economy such as Japan’s.  The most striking examples of this new orientation are the appointments of Shizuka Kamei as minister of the Financial Services Agency (FSA), and that of former Ministry of Finance official Jiro Saito as new president of Japan Post Holdings Company.  FSA minister Kamei has surprised the market by insisting on a socialistic and borrower-friendly approach to implementing FSA policies, while Mr. Saito’s appointment was widely viewed as a symbolic backlash against efforts to privatize the Japan Post.

A sector-based review of equity market developments illustrates that cyclical sectors such as Nonferrous Metals, Machinery and Mining performed relatively well over the past twelve months, while Air Transportation and Other Financing Business were among the worst performing sectors.  The sharp recovery of the global economy had a positive effect on cyclical companies in Japan, although debt-laden names such as air carriers and consumer finance companies were shunned by investors due to their vulnerability to fluctuating financial conditions.

Performance/Attribution Analysis

Table 1:  Net Asset value (“NAV”) performance in comparison with the benchmark (TOPIX), U.S. Dollar (“USD”) base

Latest 12 Months (As of October 31, 2009)
%
Japan Equity Fund	12.55
Benchmark (TOPIX)	11.03
Excess Return	1.52

Table 2:  Attribution Analysis Summary, JPY base (Latest 12 Months)

(%)
Portfolio (Equity Only)	6.43
Benchmark (TOPIX)	5.42
Excess Return	1.01
Breakdown
Sector Selection	2.38
Stock Selection	–1.37
Others	0.00
Total	1.01

The Japan Equity Fund, Inc.

Table 3:  Portfolio Return (equity portion of the Fund’s portfolio) vs. Benchmark Return, USD base (monthly)

		Portfolio Return (A) (%)	Benchmark Return (B) (%)	Relative Return (A) – (B) (%)
2008	November	0.43	–0.84	1.27
	December	7.12	8.02	–0.90
2009	January	–6.84	–6.06	–0.78
	February	–12.63	–12.75	0.12
	March	2.39	1.80	0.59
	April	8.21	8.79	–0.58
	May	9.31	8.62	0.69
	June	3.80	4.05	–0.25
	July	2.77	2.78	–0.01
	August	4.65	4.62	0.03
	September	–2.24	–3.15	0.91
	October	–2.75	–2.99	0.24

Table 4:  Attribution Analysis Breakdown, JPY base (Latest 12 Months) – (equity portion of the Fund’s portfolio)

	Portfolio Weight %	Benchmark Weight %	Portfolio Return %	Benchmark Return %	Sector Selection Effect %	Stock Selection Effect %
Fishery, Agriculture & Forestry	0.00	0.11	0.00	–1.73	0.01	0.00
Mining	0.09	0.41	2.75	35.15	–0.10	0.00
Construction	2.34	2.18	5.11	1.00	–0.01	0.10
Foods	2.36	3.30	7.10	1.35	–0.13	0.09
Textiles & Apparel	0.00	0.93	0.00	15.31	–0.08	0.00
Pulp & Paper	1.03	0.45	9.06	4.51	–0.01	0.04
Chemicals	7.38	5.68	9.98	13.85	0.12	–0.20
Pharmaceutical	4.31	4.68	–2.55	–4.10	0.16	0.00
Oil & Coal Products	0.43	0.86	–13.47	22.24	–0.13	–0.09
Rubber Products	0.94	0.62	–8.08	–6.10	–0.04	–0.01
Glass & Ceramics Product	1.85	1.09	38.53	30.50	0.14	0.19
Iron & Steel	1.88	2.60	10.02	13.77	–0.23	–0.15
Nonferrous Metals	2.06	1.18	48.81	46.22	0.26	0.09
Metal Products	0.94	0.65	21.01	24.62	0.05	–0.04
Machinery	4.12	4.24	34.27	38.18	–0.02	–0.07
Electrical Appliances	15.02	12.91	18.78	22.68	0.51	–0.44
Transport Equipment	10.21	9.21	13.22	16.15	0.16	–0.45
Precision Instruments	0.99	1.30	1.12	24.73	–0.03	–0.30
Other Products	0.65	2.47	–4.07	–7.97	0.27	–0.01
Wholesale Trade	7.40	4.44	13.99	22.34	0.75	–0.35
Retail Trade	5.72	3.79	–9.78	–2.51	–0.41	–0.62
Banks	10.36	10.08	2.66	–10.07	–0.06	1.43
Other Financing Business	0.35	0.77	–37.90	–27.54	0.17	–0.01
Securities & Commodity Futures	0.65	1.53	37.13	–11.51	0.19	0.00
Insurance	2.66	2.57	–10.17	–18.28	–0.20	0.25
Real Estate	1.83	2.33	–7.10	–3.13	–0.05	–0.04
Land Transportation	3.06	4.32	–9.40	–7.97	0.26	–0.17
Marine Transportation	0.87	0.62	–28.15	–7.40	0.03	–0.24
Air Transportation	0.00	0.57	0.00	–37.30	0.31	0.00
Warehouse & Harbor Trans	0.00	0.26	0.00	–3.15	0.03	0.00
Info & Communication	5.00	6.17	–8.30	4.51	–0.04	–0.64
Electric Power & Gas	3.47	6.01	–15.54	–15.57	0.50	0.01
Services	2.03	1.67	20.71	9.67	–0.03	0.24
Total	100.00	100.00	6.43	5.42	2.38	–1.37

Comments:

•
As shown in Table 1, the NAV of the Fund increased by 12.55% in USD terms during the twelve months from November 2008 to October 2009, while the benchmark TOPIX index advanced 11.03% in USD terms.  As a result, the portfolio outperformed the benchmark by 1.52%.

•
Table 2 shows the performance of the equity portion of the portfolio, excluding expenses and cash holdings, which, in JPY terms, was 6.43% versus 5.42% for the benchmark, indicating outperformance of 1.01%.  Relative to the TOPIX index, the sector selection effect was +2.38%, while the stock selection effect was –1.37% (see Table 4).

•
The portfolio’s overweight positions in Wholesale Trade (+0.75%) and Electric Appliances (+0.51%) and its underweight in Electric Power & Gas (+0.50%) contributed negatively.  The outlook for the global economy and corporate earnings continually improved during the period, following the bottoming out of the global equity markets in March 2009.  Hence, cyclical stocks, including trading firms and manufacturers, have benefited from the economic recovery.  In contrast, utilities and other defensive sectors performed poorly.

•
Stock selection in Information & Communication (–0.64%) and Retail Trade (–0.62%) contributed negatively, although the positive selection effect of Banks (+1.43%) helped to partially offset the overall negative stock selection effect.

•
Major negative contributors during the year were Seven & I Holdings Co., Ltd. and FamilyMart Co., Ltd. in Retail Trade, and Mitsubishi UFJ Financial Group Inc. in Banks.  Positive contributors included Resona Holdings, Inc. in Banks and Sumitomo Electric Industries, Ltd. in Nonferrous Metals.  Among benchmark stocks, the portfolio’s non-holding of Softbank Corp. in Information & Communication contributed negatively.

•
Convenience store chains such as Seven & I, the largest retailer in Japan operating the Ito-Yokado and Seven Eleven brands, and FamilyMart, Japan’s third-largest convenience store chain, have performed poorly, as these domestic consumer-related companies have lost their earnings momentum.  Japanese megabanks, including Mitsubishi UFJ, underperformed against other large caps in the manufacturing sector in the face of pending financial industry regulations requiring much higher capital adequacy ratios, which will cause a considerable dilution of common stock due to the corresponding need for these companies to engage in more capital raising activities.  Resona Holdings, a mid-sized bank, performed well in the first half of the year, due to ongoing share buy-backs and stable profit momentum.  Sumitomo Electric Industries also performed well, as progress in inventory adjustments among automobile manufacturers began to show positive results, with sales to the automobile industry accounting for roughly 60 percent of total company sales.

The Japan Equity Fund, Inc.

Outlook & Strategy

Since the Tokyo market peaked at the end of August, its performance has trailed that of developed markets across the globe.  Looking towards next year and beyond, however, we still hold a favorable outlook on the Tokyo market.  In addition to the aforementioned Japan-specific points, several key factors surrounding the Tokyo market exist:

•	Global economy supported by China

Emerging countries, and China in particular, will continue to be the main drivers of the global economy.  Although China faces the dilemma of determining the right time to withdraw its massive fiscal stimulus measures, it will nevertheless continue to support the global economy for the time being.

•	Exit strategies

Although Australia and Norway have recently raised their policy rates, it is too early for most other developed countries to consider withdrawing their fiscal stimulus measures and tightening their monetary policies because of lingering concerns about inflation risk.  On the contrary, attention must still be paid to the possibility that the expiration of current fiscal stimulus measures will cause a double-dip recession.

•	Mini-bubbles

As mentioned above, there is a possibility that mini-bubbles are developing as a result of excess liquidity in the marketplace.  As long as real economies remain weak and unemployment elevated, it is difficult to foresee any rapid expansion and subsequent collapse of a bubble in either the commodities or equity markets, although the Chinese and Indian growth stories will continue to underpin the pricing of certain commodities.  However, the markets for “flight to quality” assets such as U.S. treasuries could prove frothier, assuming that global economies are truly emerging from a recession.  The Chinese property and equity markets may already be inflated, due to excess liquidity from both operations to support the U.S. dollar and an easy credit policy designed to boost domestic demand.  Since, in the end, nobody benefits from an asset bubble, China is faced with another problem of how to control its rapid monetary expansion.  As for Japan, we do not envision the formation of any bubbles at the present time.

•	Corporate earnings

Daiwa Securities SMBC estimates that the FY2009 and FY2010 recurring profit growth of Japanese companies will be –3% and 61%, respectively.  While aggregate sales are expected to grow by only 4% in FY2010, Japanese companies can post remarkable earnings recoveries by slashing their fixed costs and improving margins in the face of the global recession.

•	Valuations

As of the end of October, valuations for the TOPIX are as follow:  based on expected FY2010 numbers, the P/E ratio stands at 20 times earnings, while the dividend yield is 1.87% and the P/B ratio is 1.17 times.  We believe that these valuations are fair compared to those of other developed markets around the globe.  Although the earnings outlook is uncertain due to the vulnerability of the global economy and the yen’s recent appreciation, the low P/B ratio and moderate dividend yield are expected to support the market going forward.

The Japan Equity Fund, Inc.

        •       Continual stock offerings

A large number of companies, including Toshiba Corporation, Mazda Motor Corporation, and Nomura Holdings, have recently taken to raising capital by issuing additional common stock.  Of note, Nomura Holdings recently completed its second offering of the year.  More recently, Hitachi, Ltd. and NEC Corporation have announced new offerings, while Mitsubishi UFJ Financial Group is reportedly considering a stock issuance of unprecedented scope.  Although some pundits cite these offerings as a reason behind the weakness of the Tokyo market, the scale is no different than equity offerings in other peer markets, where companies have also been active in raising capital of late.  What matters more, is the outlook for company fundamentals, including corporate earnings and macroeconomic conditions.

•	New products

Irrespective of the overarching economic cycle, we expect to see several new products that have enough potential to continue the expansion of the customer base and boost the earnings of associated companies:

Touch panel devices:  The launch of Windows 7 may act as a catalyst for the spread of touch panels as a user interface.  Microsoft’s new operating system is as well suited to touch-panel computing as it is to the traditional mouse and keyboard interface.  If touch-panel computing is broadly accepted by users with less computer literacy, related companies such as panel manufacturers and raw materials suppliers will benefit from the increase in demand.

Smart phones:  Although Japanese manufacturers are not the main players in this market, the rapid shift to smart phones is favorable to Japan’s electric components manufacturers, who are traditionally competitive in the high-end parts market.

E-readers:  E-readers will be a focal point of the coming Christmas and holiday season, and Sony Corporation plans to launch a new model to directly compete with Amazon.com’s Kindle.  In addition to unit sales, E-reader suppliers can make money through book download fees.

Batteries for hybrid and electric vehicles:  Sales of hybrid and electric vehicles are expected to grow significantly due to the rise in demand for more fuel-efficient cars.  A principal component of these vehicles is their battery, which serves as the main power generator.  Both automobile and electric device manufacturers are entering this market.

With regard to sector strategy, there will be no significant changes to our overweighting of cyclical sectors, including Materials, Industrials and Consumer Discretionary, nor to our underweighting of defensive sectors such as Utilities, Health Care and Consumer Staples.  We are also underweight in the Energy sector due to Japan’s lack of attractive stocks in this industry.  We will maintain our neutral weights in Financials, IT and Telecom.  One area of focus will be companies poised to benefit from the new DPJ policies, particularly those that provide products and services related to household consumption, health and medical care and green house gas reductions.  We will also focus on the perceived beneficiaries of the higher economic growth rate throughout the rest of Asia.

The Japan Equity Fund, Inc.

Fund Performance

During the year ended October 31, 2009, the Fund’s market price on the New York Stock Exchange (“NYSE”) ranged from a low of $3.56 per share on March 9, 2009 to a high of $5.76 on August 31, 2009.  The Fund’s NYSE market price closed at $5.10 per share on October 31, 2009.

The NYSE market price in relation to the Fund’s net asset value per share during the year ended October 31, 2009, ranged from a high discount of 20.95% on December 11, 2008 to a low discount of 5.53% on November 4, 2008, and ended the period at a discount of 15.28%.

The Fund has not invested in derivative securities.  Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd.  (“DSBI”) for all international clients.  A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa has 37 years of investment experience and has been responsible for Japan stock selection since 1984.  He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities.  He graduated from Tohoku University with a B.A. in law in 1972.

Mr. Naoto Nagai, CFA, is a Senior Portfolio Manager and International Clients Group Leader, with a total of 13 years of experience in the Japanese and global equity markets.  Prior to joining Daiwa SB Investments in 2006, he was a fund manager and research analyst at Resona Trust Company Japan.  In 1996 he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in chemistry.  He assumed the day-to-day portfolio management responsibilities for the Fund, effective October 18, 2006.

Effective November 2, 2009, Mr. Takahiro Ueno, CFA/CMA, a Senior Portfolio Manager with 14 years of experience joined the investment management team.  Prior to joining Daiwa SB Investments in 2001, he was a fixed income trader at Sumitomo Bank.  In 1995 he earned a B.S. degree in engineering from Kyoto University.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Yoshihiro Fujisawa	/s/ Yoshiaki Uematsu
YOSHIHIRO FUJISAWA	YOSHIAKI UEMATSU
Chairman of the Board	President

The Japan Equity Fund, Inc.

Portfolio of Investments

October 31, 2009

COMMON STOCKS—98.02%

Shares		Value	Shares		Value
Banks—9.54%			Construction—1.87%
151,000	Chuo Mitsui Trust		91,000	Kajima Corp.	$ 215,024
	Holdings Inc.	$ 565,897	120,000	Sumitomo Forestry Co.,
640,000	Mitsubishi UFJ Financial			Ltd.	923,178
	Group, Inc	3,481,701	37,000	Toshiba Plant Systems &
380,000	Mizuho Financial Group,			Services Corp.	485,933
	Inc.	764,260			1,624,135
110	Seven Bank, Ltd.	268,381	Cosmetics—0.40%
209,000	The Bank of Yokohama,		13,300	Mandom Corp.	345,692
	Ltd	1,040,521	Electric Appliances—15.83%
94,000	The Chiba Bank, Ltd.	587,823	35,000	ALPS Electric Co.,
297,000	The Sumitomo Trust &			Ltd.	222,332
	Banking Co., Ltd.	1,589,614	15,300	Canon Inc.	593,571
		8,298,197	42,000	Casio Computer Co.,
Chemicals—5.41%				Ltd.	313,419
221,000	Asahi Kasei Corp.	1,109,979	244,000	Fujitsu Ltd.	1,469,524
40,800	Fujifilm Holdings Corp.	1,179,294	2,500	Funai Electric Co.,
30,000	Nihon Parkerizing Co.,			Ltd.	117,870
	Ltd	356,413	24,700	Hamamatsu Photonics
26,300	Shin-Etsu Chemical Co.,			K.K.	621,640
	Ltd	1,413,419	7,500	Kyocera Corp.	638,806
60,000	Sumitomo Chemical Co.,		122,000	Mitsubishi Electric Corp.	946,610
	Ltd	243,323	12,000	Murata Manufacturing
155,000	Ube Industries, Ltd.	405,429		Co., Ltd.	593,472
		4,707,857	8,500	Nidec Corp.	731,454
Communication—3.94%			138,000	Panasonic Corp.	1,959,512
108	KDDI Corp	574,481	79,000	Sony Corp.	2,418,013
42,900	NTT Corp.	1,768,051	39,000	Stanley Electric Co.,
751	NTT DoCoMo, Inc.	1,088,657		Ltd.	778,371
		3,431,189	275,000	Toshiba Corp.	1,601,824
			10,000	Yamatake Corp.	212,551
			68,000	Yaskawa Electric Corp.	544,807
					13,763,776

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2009

COMMON STOCKS (continued)

Shares		Value	Shares		Value
Electric Power & Gas—3.25%			Land Transportation—2.64%
27,700	Kansai Electric Power		20,700	East Japan Railway Co.	$ 1,321,761
	Co., Inc.	$ 595,768	235,000	Nippon Express Co.,
38,300	Tohoku Electric Power			Ltd.	971,096
	Co., Inc.	782,921			2,292,857
49,600	Tokyo Electric Power		Machinery—5.92%
	Co., Inc.	1,212,881	72,500	Komatsu Ltd.	1,448,566
60,000	Tokyo Gas Co., Inc.	236,729	19,800	Makita Corp.	670,228
		2,828,299	422,000	Mitsubishi Heavy
Foods—2.23%				Industries, Ltd.	1,511,946
126,000	Ajinomoto Co., Inc.	1,185,361	87,000	Ricoh Co., Ltd.	1,213,353
21,500	Nissin Foods Holdings		65,000	Sumitomo Heavy
	Co., Ltd.	758,490		Industries, Ltd.	302,890
		1,943,851			5,146,983
Glass & Ceramic Products—1.66%			Marine Transportation—0.58%
108,000	Asahi Glass Co., Ltd.	925,816	134,000	Nippon Yusen Kabushiki
45,000	NGK Spark Plug Co., Ltd.	515,826		Kaisha	502,187
		1,441,642	Metal Products—0.99%
Insurance—2.95%			52,400	JS Group Corp.	858,648
141,000	Aioi Insurance Co., Ltd.	630,696	Non-Ferrous Metals—2.39%
49,300	Mitsui Sumitomo		120,300	Sumitomo Electric
	Insurance Group			Industries, Ltd.	1,487,389
	Holdings, Inc.	1,175,745	37,000	Sumitomo Metal Mining
29,000	Tokio Marine Holdings,			Co., Ltd.	592,878
	Inc.	760,138			2,080,267
		2,566,579	Oil & Coal Products—0.78%
Iron & Steel—1.84%			28	Inpex Corp.	233,872
23,700	JFE Holdings, Inc.	789,219	89,000	Nippon Oil Corp.	443,093
270,000	Kobe Steel, Ltd.	498,516			676,965
5,700	Kyoei Steel Ltd.	128,421	Other Financing Business—0.39%
72,000	Sumitomo Metal		5,200	Orix Corp.	343,466
	Industries, Ltd.	187,537
		1,603,693

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2009

COMMON STOCKS (continued)

Shares		Value	Shares		Value
Other Products—0.76%			10,900	K’s Holdings Corp.	$ 354,588
64,500	Namco Bandai Holdings		4,000	Nitori Co., Ltd.	322,673
	Inc.	$ 662,793	8,000	Saint Marc Holdings
Pharmaceutical—3.65%				Co., Ltd.	240,026
28,000	Kyorin Co., Ltd.	447,434	30,500	Seven & I Holdings
54,000	Mitsubishi Tanabe			Co., Ltd.	672,079
	Pharma Corp.	691,395	28,800	Shimachu Co., Ltd.	682,097
70,000	Rohto Pharmaceutical		14,400	Xebio Co., Ltd.	326,014
	Co., Ltd.	893,944			4,127,261
19,900	Takeda Pharmaceutical		Rubber Products—0.99%
	Co., Ltd.	798,275	51,000	Bridgestone Corp.	858,127
10,000	Tsumura & Company	342,895	Securities—1.45%
		3,173,943	175,800	Nomura Holdings Inc.	1,265,513
Precision Instruments—1.20%			Services—1.93%
15,400	BML, Inc.	412,122	30,000	Dentsu Inc.	652,819
90,000	Shimadzu Corp.	630,069	51,500	Nichii Gakkan Co.	508,831
		1,042,191	11,000	Secom Co., Ltd.	513,793
Pulp & Paper—0.65%					1,675,443
129,000	Oji Paper Co., Ltd.	564,260	Textile & Apparel—1.09%
Real Estate—2.00%			90,500	Kuraray Co., Ltd.	947,868
85,000	Mitsui Fudosan Co.,		Transportation Equipment—10.48%
	Ltd.	1,406,858	87,000	Honda Motor Co., Ltd.	2,753,709
17,000	Sumitomo Realty &		425,000	Kawasaki Heavy
	Development Co., Ltd.	330,696		Industries, Ltd.	1,078,965
		1,737,554	67,900	Nissan Motor Co., Ltd.	501,470
Retail Trade—4.75%			14,100	Shimano Inc.	547,016
25,400	ABC-Mart Inc.	732,773	35,500	Suzuki Motor Corp.	871,991
60,000	DCM Japan Holdings		26,000	Toyota Industries Corp.	717,222
	Co., Ltd.	389,713	65,700	Toyota Motor Corp.	2,642,730
85,000	J. Front Retailing Co.,				9,113,103
	Ltd.	407,298

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2009

COMMON STOCKS (concluded)			SHORT-TERM INVESTMENTS—0.15%
Shares		Value	Principal Amount (000)		Value
Wholesale Trade—6.46%			U.S. DOLLAR TIME DEPOSIT—0.15%
44,000	Hitachi High-Technologies		$ 129	JPMorgan Chase Bank,
	Corp.	$ 738,411		0.05%, due 11/2/09
87,500	Mitsubishi Corp.	1,901,170		(Cost—$128,926)	$ 128,926
105,000	Mitsui & Co., Ltd.	1,411,309		Total Investments—98.17%
158,300	Sumitomo Corp.	1,565,776		(Cost—$92,196,067)	85,369,931
		5,616,666		Other assets less liabilities—1.83%	1,594,165
Total Common Stocks				NET ASSETS (Applicable to
(Cost—$92,067,141)		85,241,005		14,441,200 shares of capital stock
				outstanding; equivalent to $6.02
				per share)—100.00%	$86,964,096

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2009		TEN LARGEST EQUITY POSITIONS HELD October 31, 2009
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Electric Appliances	15.83%	Mitsubishi UFJ Financial Group,
Transportation Equipment	10.48	Inc.	4.00%
Banks	9.54	Honda Motor Co., Ltd.	3.17
Wholesale Trade	6.46	Toyota Motor Corp.	3.04
Machinery	5.92	Sony Corp.	2.78
Chemicals	5.41	Panasonic Corp.	2.25
Retail Trade	4.75	Mitsubishi Corp.	2.19
Communication	3.94	NTT Corp.	2.03
Pharmaceutical	3.65	Toshiba Corp.	1.84
Electric Power & Gas	3.25	The Sumitomo Trust & Banking Co.,
Insurance	2.95	Ltd.	1.83
Land Transportation	2.64	Sumitomo Corp.	1.80
Non-Ferrous Metals	2.39
Foods	2.23
Real Estate	2.00
Services	1.93
Construction	1.87
Iron & Steel	1.84
Glass & Ceramic Products	1.66
Securities	1.45
Precision Instruments	1.20
Textile & Apparel	1.09
Metal Products	0.99
Rubber Products	0.99
Oil & Coal Products	0.78
Other Products	0.76
Pulp & Paper	0.65
Marine Transportation	0.58
Cosmetics	0.40
Other Financing Business	0.39

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

October 31, 2009

Assets
Investment in securities, at value (cost—$92,196,067)	$85,369,931
Cash denominated in foreign currency (cost—$1,167,969)	1,159,441
Receivable for securities sold	354,834
Interest and dividends receivable	543,611
Prepaid expenses	22,114
Total assets	87,449,931
Liabilities
Payable for securities purchased	306,800
Payable for management fees	10,731
Payable for advisory fees	16,097
Payable for other affiliates	23,848
Audit and tax services	75,750
Legal fees	24,282
Accrued expenses and other liabilities	28,327
Total liabilities	485,835
Net Assets	$86,964,096
Net Assets consist of:
Capital stock, $0.01 par value per share; total 30,000,000 shares authorized;
14,441,200 shares issued and outstanding	$144,413
Paid-in capital in excess of par value	125,368,615
Undistributed net investment income	532,035
Accumulated net realized loss on investments	(32,242,500)
Net unrealized depreciation on investments and other assets and liabilities
denominated in foreign currency	(6,838,467)
Net assets applicable to shares outstanding	$86,964,096
Net Asset Value Per Share	$6.02

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Consolidated Statement of Operations

For the Year Ended October 31, 2009

Investment income:
Dividends (net of withholding taxes of $110,202)	$1,464,116
Interest	111
Total investment income	1,464,227
Expenses:
Administration fee	225,533
Custodian fees and expenses	206,626
Investment advisory fee	180,426
Investment management fee	120,284
Audit and tax services	90,550
Directors’ fees and expenses	55,180
Reports and notices to shareholders	55,084
Legal fees and expenses	54,136
Insurance expense	29,611
Transfer agency fee and expenses	11,414
Other	104,615
Total expenses	1,133,459
Net investment income	330,768
Realized and unrealized gains (losses) from investment activities and foreign currency transactions:
Net realized losses on investments	(10,922,220)
Net realized foreign currency transaction gains	204,867
Net change in unrealized appreciation on investments in equity securities	19,849,241
Net change in unrealized depreciation on short-term investments and
other assets and liabilities denominated in foreign currency	(56,329)
Net realized and unrealized gains from investment activities and foreign
currency transactions	9,075,559
Net increase in net assets resulting from operations	$9,406,327

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Years Ended October 31,
	2009	2008
Increase (decrease) in net assets from operations:
Net investment income	$330,768	$745,231
Net realized gain (loss) on:
Investments	(10,922,220)	(3,320,105)
Foreign currency transactions	204,867	165,432
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	19,849,241	(43,813,309)
Translation of short-term investments and other assets and liabilities denominated in foreign currency	(56,329)	47,886
Net increase (decrease) in net assets resulting from operations	9,406,327	(46,174,865)
Dividends to shareholders from:
Net investment income	(606,127)	—
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	47,301	—
Net increase (decrease) in net assets	8,847,501	(46,174,865)
Net assets:
Beginning of year	78,116,595	124,291,460
End of year (including undistributed net investment income of $532,035 and $602,526, respectively)	$86,964,096	$78,116,595

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its former name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992.  It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on the Tokyo Stock Exchange, or listed on the over-the-counter market in Japan, or listed on other exchanges in Japan and for which market quotations are readily available, are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price.  In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the “Board”) may prescribe.  Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment.  All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows:  (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.  The resulting exchange gains and losses are included in the Statement of Operations.  The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.  The Fund intends to determine net asset value based on valuations made as of 5:00 p.m., Tokyo time, on each day.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required.  The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.  The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed).  Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.  Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications.  Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).  The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 —	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 —	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 —	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Investment Manager.  The Investment Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$85,369,931	$—
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—	—
Total	$85,369,931	$—

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of October 31, 2009 is presented.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments (POI).  Please refer to the POI for industry specifics of the portfolio holdings.

Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the “Manager”).  Daiwa SB Investments Ltd. (“DSBI” or the “Adviser”), an affiliate of the Manager, acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI.  For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI.  In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund.  For the year ended October 31, 2009, no such expenses were paid to the Manager or the Adviser.

At October 31, 2009, the Fund owed $26,828 both to the Manager and the Adviser.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.  In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund.  For the year ended October 31, 2009, no such expenses were paid to the Administrator.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program.  This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and has appointed Sumitomo Mitsui Banking Corporation (the “Sub-Custodian”), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan.  As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses.  Such expenses include fees and out-of-pocket expenses of the Sub-Custodian.  During the year ended October 31, 2009, DSTC and the Sub-Custodian earned $42,955 and $163,671, respectively, as compensation for custodial service to the Fund.

At October 31, 2009, the Fund owed $13,752, $6,250 and $3,846 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $7,284 payable to the Sub-Custodian.

During the year ended October 31, 2009, the Fund paid or accrued $54,136 for legal services in connection with the Fund’s on-going operations to a law firm to which the Fund’s Assistant Secretary is a consultant.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at October 31, 2009 was $92,083,039, excluding short-term interest bearing investments.  At October 31, 2009, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $(6,842,034) was composed of gross appreciation of $5,834,728 for those investments having an excess of value over cost, and gross depreciation of $12,676,762 for those investments having an excess of tax cost over value.  For the year ended October 31, 2009, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $37,283,812 and $37,057,824, respectively.

In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments.

For the year ended October 31, 2009, the adjustments were to increase undistributed net investment income and accumulated net realized loss on investments by $204,867 primarily related to foreign currency transactions.  Net investment income, net realized losses and net assets were not affected by this change.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and investment in a passive foreign investment company.  As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation/(Depreciation)
$546,482	$32,241,050	$(6,854,364)

At October 31, 2009, the Fund had a remaining capital loss carryover of $32,241,050, of which $12,645,344 expires in the year 2010, $5,263,332 expires in the year 2011, $3,410,154 expires in the year 2016 and $10,922,220 expires in the year 2017, available to offset future net capital gains.

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$606,127	$—
Long-term Capital Gains	—	—
Total	$606,127	$—

Capital Stock

There are 30,000,000 shares of $0.01 par value common stock authorized.  During the year ended October 31, 2009, 9,595 shares were issued on December 30, 2008 at the reinvestment price of $4.93.  The net asset value per share on that date was $5.79.  Of the 14,441,200 shares of the Fund outstanding at October 31, 2009, Daiwa Securities America Inc., an affiliate of the Manager, Adviser and DSTC, owned 14,916 shares.

The Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

Subsequent Event

On December 11, 2009, a dividend was declared by the Board.  The distribution of $0.038 per share is payable on December 30, 2009, to shareholders of record at the close of business on December 22, 2009.  The ex-dividend date is December 18, 2009.

Management has evaluated subsequent transactions and events after the balance sheet date through December 21, 2009, the date on which these financial statements were issued and, except as already included in the notes to the financial statements, has determined that no additional items require disclosure.

The Japan Equity Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$5.41	$8.61	$8.58	$7.79	$6.24
Net investment income	0.02	0.05	0.02	0.01	— *
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.63	(3.25)	0.10	0.83	1.55
Net increase (decrease) in net asset value resulting from operations	0.65	(3.20)	0.12	0.84	1.55
Less: dividends and distributions to shareholders
Net investment income	(0.04)	—	(0.09)	(0.05)	—
Net asset value, end of year	$6.02	$5.41	$8.61	$8.58	$7.79
Per share market value, end of year	$5.10	$5.14	$7.97	$8.14	$8.51
Total investment return:(a)
Based on market price at beginning and end of year, assuming reinvestment of dividends	0.07%	(35.51)%	(1.05)%	(3.68)%	39.97%
Based on net asset value at beginning and end of year, assuming reinvestment of dividends	12.22%	(37.17)%	1.42%	10.91%	24.84%
Ratios and supplemental data:
Net assets, end of year (in millions)	$87.0	$78.1	$124.3	$123.8	$112.4
Ratios to average net assets of:
Expenses	1.41%	1.15%	0.95%	0.94%	1.07%
Net investment income	0.41%	0.70%	0.20%	0.12%	0.07%
Portfolio turnover	46.93%	34.78%	61.22%	59.36%	72.35%

*	Represents less than $0.005 per share.
(a)
Total investment return based on market value is calculated assuming the shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period.  The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.  The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

The Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2009

The Japan Equity Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (October 31, 2009) as to the federal tax status of any distributions received by you during such fiscal year.

On December 11, 2009, the Board of Directors of the Fund approved a total distribution of $0.038 per share which represents a dividend from ordinary income.

There is no foreign tax deduction or credit available to shareholders for calendar year 2009.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009.  The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2010.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund.  The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2012 for Class I Directors, 2010 for Class II Directors and 2011 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address of Directors/Officers	Principal Occupation Fund or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex For Which Director Serves (1)
Directors
Austin C. Dowling (77) 672 Medford Leas Medford, NJ 08055	Retired; Director, The Thai Capital Fund, Inc., since 1990; Director, The Singapore Fund, Inc., since 2000.	Class III Director since 1992	3
*Yoshihiro Fujisawa (56) One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company, since April 2008; General Manager, Daiwa Investor Relations Co. Ltd., from 2006 to 2008; General Manager, Daiwa Securities SMBC Principal Investments Co. Ltd., from 2005 to 2006; Managing Director, Daiwa Europe Property Plc., from 2004 to 2005.	Chairman of the Board and Class I Director since 2008	1
Martin J. Gruber (72) 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 2000; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from 2003 to 2005; Director, National Bureau of Economic Research, since 2005.	Class I Director since 1992	3
David G. Harmer (66) 10911 Ashurst Way Highlands Ranch, CO 80130-6961	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 1996.	Class II Director since 1997	3
Richard J. Herring (63) 327 South Roberts Road Bryn Mawr, PA 19010	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972; Co-Director, Wharton Financial Institutions Center, since 2000; Director, Lauder Institute of International Management Studies, from 2000 to 2006; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds, since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.	Class III Director since 2007	3
Rahn K. Porter (55) 944 East Rim Road Franktown, CO 80116	Senior Vice President and Treasurer, Qwest Communications International Inc., since June 2008; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from 2003 to 2007; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007.	Class II Director since 2007	3

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (concluded)

Name (Age) and Address of Directors/Officers	Principal Occupation Fund or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Officers
Yoshiaki Uematsu (51) 32 Old Slip New York, NY 10005	President and Chief Executive Officer, Daiwa SB Investments (USA) Ltd., since April 2009; Managing Director and Chief Compliance Officer, Daiwa SB Investments (USA) Ltd. from 2002 to 2009.	President of the Fund since April 2009	—
John J. O’Keefe (50) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000; Vice President and Treasurer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2000.	Vice President and Treasurer of the Fund since 2000	—
Yuko Tatezawa (31) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Daiwa Securities Trust Company, since October 2008; Client Reporting Department of Daiwa Securities Trust Company, from 2002 to 2008; Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Secretary of the Fund since 2004	—
Anthony Cambria (55) One Evertrust Plaza Jersey City, NJ 07302-3051	Director and Executive Vice President, Daiwa Securities Trust Company, since 1999; Chief Compliance Officer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Chief Compliance Officer of the Fund since 2004	—
Leonard B. Mackey, Jr. (58) 31 West 52nd Street New York, NY 10019-6131	Consultant since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

1
“Fund Complex” includes the Fund, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., which are the only registered investment companies advised by SCB Asset Management Co., Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*
Director so noted is deemed by the Fund’s counsel to be an “interested person” (as defined in the U.S. Investment Company Act of 1940, as amended).  Mr. Fujisawa is deemed an interested person of the Fund because of his affiliation with Daiwa Securities Trust Company, an affiliate of the Fund’s investment adviser, Daiwa SB Investments Ltd.

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Japan Equity Fund, Inc. held on June 1, 2009, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments Ltd. (the “Investment Adviser”) under the Advisory Agreement and Daiwa SB Investments (USA) Ltd. (the “Investment Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement.  The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund.  The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services.  The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund.  The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Tokyo Stock Price Index.  The Board noted that the Fund’s performance for the last five-year period was higher than the Fund’s benchmark, was the same for the three-year period, and was only slightly lower for the one-year period.  The Board discussed with the Adviser the reasons for the underperformance in the one-year period.  The Board also noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark, however, the Fund, in most quarters, performed in line with the benchmark.  The Board concluded that the Fund’s overall performance was competitive with its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fee”).  The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund.  The Board noted that the Investment Manager does not manage any other closed-end funds that would provide an appropriate comparison to the Fund’s advisory fee.  The Board further noted that while the Investment Adviser does not manage any other U.S. registered funds, it does advise equity accounts for non-Japanese investors with advisory fees that are equal to or higher than the advisory fee paid by the Fund.  The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid to the other U.S. registered closed-end fund investing in Japan.  The Board noted that the advisory fee rate for the other fund was higher than for the Fund, although noting that the other fund generally invested in a different part of the Japanese market.  In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country.  While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00%

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (concluded)

and higher range, especially for those funds that invested in countries in Asia.  The Board concluded that the Fund’s advisory fee was competitive with these other country funds.  The Board further noted that the total expense ratio of the Fund was lower than that of many other country funds, including the other U.S. registered closed-end fund investing in Japan, and concluded that the Fund’s total expense ratio was competitive.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints.  The Board considered that the Fund is closed-end.  The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board.  Based on its review of the information it received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party.  The Board noted that each Adviser’s operations remain profitable.  The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers.  The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

(This page has been left blank intentionally.)

BOARD OF DIRECTORS
Yoshihiro Fujisawa, Chairman
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Richard J. Herring
Rahn K. Porter
OFFICERS
Yoshiaki Uematsu
President
John J. O’Keefe
Vice President and Treasurer
Yuko Tatezawa
Secretary
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information.  It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Annual Report
October 31, 2009

The Japan Equity
Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the registrant’s principal financial officer, principal financial officer and principal accounting officer.  A copy of the registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1)	The Code of Ethics is attached hereto as Exhibit (a)(1).

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Rahn K. Porter who is “independent” for purposes of this item.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009
	Registrant	Covered Entities(1)
Audit Fees	$79,800	N/A

Non-Audit Fees
Audit-Related Fees		$0
Tax Fees	(2) $10,650	$0
All Other Fees		$0
Total Non-Audit Fees	$10,650	$0

Total	$90,450

2008
	Registrant	Covered Entities(1)
Audit Fees	$79,800	N/A

Non-Audit Fees
Audit-Related Fees		$0
Tax Fees	(2) $10,650	$0
All Other Fees		$0
Total Non-Audit Fees	$10,650	$0

Total	$90,450
_____________________
N/A- Not applicable, as not required by Item 4.

(1)
“Covered Entities” include the registrant’s investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(2)	Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)	(1)
Before the registrant’s principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant’s investment adviser and its affiliates, each engagement is approved by the registrant’s audit committee.

(e)	(2)	100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	See table above.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)).  The members of the audit committee are as follows:  Austin C. Dowling, Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter.

Item 6.  Schedule of Investments.

A schedule of investments is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities.  The registrant’s policies and procedures and those used by its investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit (c).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Mr. Naoto Nagai, CFA is a Senior Portfolio Manager, with a total of 12 years of experience in the Japanese and global equity markets.  Prior to joining Daiwa SB Investments Ltd. in August 2006, he was a fund manager and research analyst at Resona Trust Company Japan.  In 1996, he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in chemistry.  He assumed the day-to-day portfolio management responsibilities for the registrant effective October 18, 2006.  Daiwa SB Investments Ltd., the registrant’s investment adviser, has employed Mr. Nagai as an equity fund manager since August 2006.  Prior to that time, Mr. Nagai was a fund manager and research analyst at Resona Trust Company Japan.

Other Accounts Managed by the Portfolio Managers.  As of October 31, 2009, Mr. Nagai managed three other mutual funds with a total of $373 million in assets and three separate accounts with a total of $754 million in assets; no other pooled investment vehicles nor other accounts were managed by Mr. Nagai.

Because Mr. Nagai manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, Daiwa SB Investments Ltd. may receive fees from certain funds managed by Mr. Nagai that are higher than the fee it receives from the registrant.  In those instances, Mr. Nagai may have an incentive to favor the higher fee accounts over the registrant.  Daiwa SB Investments Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Manager.  As of October 31, 2009, Mr. Nagai did not beneficially own any securities in the registrant.

Portfolio Manager Compensation Structure.  Mr. Nagai receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below.  The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Nagai.

Generally, Mr. Nagai receives base salary compensation based on the level of his position with the registrant's investment adviser.  In addition to base compensation, Mr. Nagai may receive discretionary compensation.  Discretionary compensation is comprised of a cash bonus calculated based on fund performance, contribution to the business objectives of the registrant's investment adviser, the dollar amount of assets under management, client contribution and/or any market compensation contributions.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any “affiliated purchasers” during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Guidelines for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.

By	/s/ John J. O’Keefe
—————————————
John J. O’Keefe, Principal Financial Officer

Date:  December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John J. O’Keefe
—————————————
John J. O’Keefe, Principal Financial Officer

Date:  December 28, 2009

By	/s/ Yoshiaki Uematsu
—————————————
Yoshiaki Uematsu, Principal Executive Officer

Date:  December 28, 2009

EXHIBIT (a)(1)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

I.
This Code of Ethics (the “Code”) for The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and The Singapore Fund, Inc. (each a “Fund” and collectively the “Funds”) applies to each Fund’s Principal Executive Officer and Treasurer (or persons performing similar functions) (“Covered Officers”) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.  A Fund will expect all Covered Officers to comply at all times with the principles in this Code.  A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution.  Any question about the application of the Code should be referred to the Audit Committee of the Fund’s Board of Directors ( the “Audit Committee”).

II.           Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview.  A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Investment Advisers Act”).  For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of a Fund.  The compliance programs and procedures of a Fund and the Fund’s Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions.  Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund’s securities trading activities for their personal benefit.  Each Fund’s Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest.  This Code does not, and is not intended to, replace these programs and procedures or a Fund’s Rule 17j-1 Code of Ethics, and this Code’s provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees.  As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund.  The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund.  Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically.  In addition, it is recognized by a Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

•
use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

•	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

•
use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest.  Examples of these situations include:

•
accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

•
any ownership interest in, or any consulting or employment relationship with, any of a Fund’s service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

•
a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation.  No such approval shall be considered a waiver of this Code.

III.           Disclosure and Compliance

•	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;

•
Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund’s directors and auditors, or to governmental regulators and self-regulatory organizations;

•
Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.           Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;

•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;

•	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and

•	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

•	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;

•	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;

•
if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

•	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.           Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months.  Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund’s stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund’s securities are listed.

VI.           Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder.  Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.           Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.           Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly.  Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.           Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code.  I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code.  I hereby agree to abide by the Code.

_________________________

Date:_____________________

EXHIBIT (a)(2)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  December 28, 2009

By	/s/ John J. O’Keefe
—————————————
John J. O’Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoshiaki Uematsu, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  December 28, 2009

By	/s/ Yoshiaki Uematsu
—————————————
Yoshiaki Uematsu, Principal Executive Officer

EXHIBIT (b)

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Financial Officer of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  December 28, 2009

By	/s/ John J. O’Keefe
—————————————
John J. O’Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  December 28, 2009

By	/s/ Yoshiaki Uematsu
—————————————
Yoshiaki Uematsu, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

EXHIBIT (c)

The Japan Equity Fund, Inc.
Proxy Voting Policy and Procedures

The Board of Directors of The Japan Equity Fund, Inc. (the “Fund”) hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by Daiwa SB Investments (USA) Ltd. (the “Investment Manager”).

I.           Policy

It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Manager’s general management of the Fund’s assets, subject to the Board’s continuing oversight.  The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below.  The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.           Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund.  The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.  In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.           Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A.
Review of Investment Manager’s Proxy Voting Procedures.  The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B.
Voting Record Reporting.  The Investment Manager shall provide the voting record information necessary for the completion and filing of Form-NPX to the Fund at least annually.  Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form-NPX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time.  With respect to those proxies that the Investment Manager has identified as involving a conflict of interest1, the Investment Manager shall submit a separate report

1
As it is used in this document, the term “conflict of interest” refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager’s independence of judgment and action with respect to the voting of the proxy.

indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.
Record Retention.  The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D.
Conflicts of Interest.  Any actual or potential conflicts of interest between the Investment Manager and the Fund’s shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager.  In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.           Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.           Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.           Disclosures

A.	The Fund shall include in its annual report filed on Form N-CSR:

1.
a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.
a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

3.
a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free

2	The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.           Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:  November 25, 2003

Proxy voting policy for Daiwa SB Investments (USA) Ltd.

Statement of Policies and Procedures for
Voting Proxies

INTRODUCTION

As a registered investment adviser, Daiwa SB Investments (USA) Ltd. (“Daiwa,” “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients.  As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

Daiwa recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders.  As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

Daiwa is a global investment manager, and invests significantly in emerging markets.  It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940.  It sets forth the policy and procedures of Daiwa for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

It is the general policy of Daiwa to support management of the companies in which it invests and will cast votes in accordance with management’s proposals.  However, Daiwa reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients’ best interests.

Elections of Directors:  In many instances, election of directors is a routine voting issue.  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors:  The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter.  Daiwa believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation.

Changes in Capital Structure:  Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, Daiwa will cast its votes in accordance with the company’s management on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings,  Mergers and Acquisitions:  Daiwa believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance:  Daiwa recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders.  We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility:  Daiwa recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues.  However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation:  Daiwa believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy Voting

Our portfolio management team is responsible for the coordination of Daiwa’s proxy voting.  They liaise with the Product managers and/or the Proxy voting committee to ascertain how Daiwa will vote.  They will then instruct the relevant Custodians.  The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The Product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary.  Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department.  The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

Daiwa recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer’s proxy.  We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients’ best interests in mind.  In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

The portfolio management team will refer to the Legal and compliance team any proxy votes that are issued by existing clients or where Daiwa holds a significant voting percentage of the company.  The Legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy and is consistent with management’s recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.”  That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  Daiwa may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period.  Accordingly, if share blocking is required we may abstain from voting those shares.  In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORD

Clients may obtain information on how Daiwa voted with respect to their proxies by contacting our Client services team at Daiwa SB Investments (USA) Ltd.. 32 Old Slip, 11th Floor, New York, New York, Tel No. 212-612-8500, Fax No. 212-612-8518/8519 or email y_uematsu@dsbiusa.net